Exhibit 99.2

Natera, Inc. Investor presentation Q1 2024 Earnings Call May 9, 2024

Not for reproduction or further distribution. This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, and our strategies, goals and general business and market conditions are forward - looking statements . These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including : we face numerous uncertainties and challenges in achieving our financial projections and goals ; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners ; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future ; our quarterly results may fluctuate from period to period ; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate ; we may be unable to compete successfully with existing or future products or services offered by our competitors ; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources ; we may not be successful in commercializing our cloud - based distribution model ; our products may not perform as expected ; the results of our clinical studies, including our SNP - based Microdeletion and Aneuploidy Registry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances ; if either of our primary CLIA - certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed ; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers ; if we are unable to successfully scale our operations, our business could suffer ; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources ; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received ; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors ; we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post - market controls, if and when the FDA begins actively regulating our tests pursuant to recently enacted FDA regulations ; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time - consuming and could limit our ability to commercialize our products or services ; any inability to effectively protect our proprietary technology could harm our competitive position or our brand ; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes . We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time . Moreover, we operate in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied . As a result, you should not place undue reliance on our forward - looking statements . Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations . We file reports, proxy statements, and other information with the SEC . Such reports, proxy statements, and other information concerning us is available at http : //www . sec . gov . Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc . , 13011 McCallen Pass, Building A Suite 100 , Austin, TX 78753 . Our telephone number is (650) 980 - 9190 . 2 Safe harbor statement

Not for reproduction or further distribution. 3 Record performance in Q1 2024 • Achieved cash flow 1 breakeven quarter earlier than expected . • Revenue of $367.7M in Q1 2024 vs $241.8M in Q1 2023; year - over - year growth of 52%. • 736K total tests processed in Q1 2024 vs 627K in Q4 2023; sequential growth of 17%. • Performed ~115K oncology tests in Q1 2024; year - over - year growth of 62% and up 17K units versus Q4 2023. • Gross margin 2 of 57% in Q1 2024 vs 39% in Q1 2023. • Raising 2024 guidance: revenue of $1.42B to $1.45B, gross margin of 53% - 55%, cash flow breakeven for 2024. • Launched fetal RhD NIPT test. • Announced positive updated KDIGO guidelines. • Published ProActive , the largest prospective dd - cfDNA study in kidney transplant. • Released positive analysis from IMvigor011 trial in bladder cancer. • Published new data in breast cancer & uterine cancer. 1. Non - GAAP cash inflows for the quarter ended March 31, 2024, is derived from the GAAP Statement of Cash Flows as follows: net cas h provided by operating activities of $27.0 million, net cash provided by financing activities of $6.5 million, offset by net cash used in investing activities for purchases of property and equipment and acquisition of an asset of $30.8 million . 2. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues les s GAAP cost of revenues.

Not for reproduction or further distribution. 560K 626K 627K 736K 4Q22 1Q23 4Q23 1Q24 4 Strong sequential volume growth in Q1 2024 12% 17% • Excellent organic women’s health growth • Strong early retention of Invitae accounts • Accelerating Prospera growth • Record Signatera growth Total tests processed

Not for reproduction or further distribution. 5 Oncology volumes up ~17K units over Q4 2023, demonstrating record growth Total oncology tests processed Signatera clinical tests processed 64K 71K 84K 89K 98K 115K 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 52K 61K 72K 81K 91K 106K 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 +15K +17K

Not for reproduction or further distribution. 6 Accelerating revenues in Q1 2024 $67M $94M $152M $194M $242M $368M 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 62% 28% 25% 52% 40% • ~ 52% revenue growth over Q1 2023 • ~18% revenue growth over Q4 2023 • ~$34M in Q1 2024 revenue true ups driven by rapid ASP growth Total revenues: quarterly progression ($ in millions)

ASPs and COGS execution ahead of plan

- Significant sequential step up in ASPs
- Cash collection exceeding expectations, driving true-ups
- Continued momentum in COGS projects

Gross margins quarterly trend


~4% true up benefit
57%
~2% true up benefit
51%
39%
45%
45%
1Q23
2Q23
3Q23
4Q23
1Q24

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Cash flow breakeven quarter goal achieved

- **Executing the strategy:** cash flow improvement driven by continued revenue growth, improving gross margins, and stable operating expenses
- Momentum across volumes, ASPs, and COGS allows for targeted growth investments
- Fundamental step towards significant future cash flow generation

Trend for quarterly cash burn / cash flow
($ in millions)



1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
($162)[1]
($110)
($113)
($88)
($86)[1]
($78)
($38)
($61)
$3[2]

1. Non-GAAP cash burn included $13.4 million change in unrealized loss and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2022. Cash burn included $3.8 million change in unrealized gain and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2023.
2. Non-GAAP cash inflows for the quarter ended March 31, 2024, is derived from the GAAP Statement of Cash Flows as follows: net cash provided by operating activities of $27.0 million, net cash provided by financing activities of $6.5 million, offset by net cash used in investing activities for purchases of property and equipment and acquisition of an asset of $30.8 million.

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Not for reproduction or further distribution. 9 Milestone of 200+ peer - reviewed publications Cumulative peer - reviewed published papers 200+ peer - reviewed papers since 2012 75+ in oncology/MRD 0 50 100 150 200 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Women’s Health Organ Health Oncology 85+ in women’s health 40+ in organ health

Not for reproduction or further distribution. 10 New fetal RhD test supports physicians & patients during RhIg shortage Confidential Draft “… the use of NIPT to prioritize use of RhIg and conserve RhIg supply is a reasonable consideration ...” Leverages Natera’s core technology Backed by large, clinical validation study Further differentiates Natera >650 patients 100% sensitivity >99% specificity -- The American College of Obstetricians and Gynecologists (ACOG) in a Practice Advisory updated on April 24, 2024

Not for reproduction or further distribution. 11 KDIGO guidelines support genetic testing in majority of patients with CKD to establish cause of disease Confidential Draft Supports use of genetic testing Clinical indications impacting vast majority of CKD patients • KDIGO states that genetic tests should be used, among other factors, as a diagnostic tool to establish cause of CKD. • KDIGO notes that genetic testing can impact clinical management of people with CKD. • KDIGO recommends clinical indications where genetic testing can be “particularly informative” - Conditions with high prevalence of monogenic subtypes within the clinical category; - Early age of onset of CKD; - Syndromic/multisystem features; - Consanguinity; - Possibility of identifying a condition amenable to targeted treatment; and - CKD/ESRD of unknown etiology when kidney biopsy would not be informative due to advanced disease 1. Kidney Disease: Improving Global Outcomes (KDIGO) CKD Work Group. KDIGO 2024 Clinical Practice Guideline for the Evaluation a nd Management of Chronic Kidney Disease. Kidney Int. 2024;105(4S): S117 – S314 .

Publication of ProActive, the largest prospective dd-cfDNA study in kidney transplantation

Prospera™
Transplant assessment

Trial background

- 1,631 kidney transplant patients | ≥ 18 months follow up |54 participating centers

Key findings: Prospera™ is a leading indicator of rejection

- Predicted ABMR **up to 5 months** and TCMR **up to 2 months** before biopsy-proven rejection[1].
- Serum creatinine levels **were not significantly elevated** at any time point before biopsy-proven TCMR or ABMR compared to non rejection.
- Demonstrated an **area under the curve of 0.88 and NPV of 98%,** showcasing Prospera performance consistent with prior validations.[1-4]

1. Sigdel TK, Archila FA, Constantin T, et al. Optimizing Detection of Kidney Transplant Injury by Assessment of Donor-Derived Cell-Free DNA via Massively Multiplex PCR. J Clin Med. 2018;8(1):19.
2. Halloran PF, Reeve J, Madill-Thomsen KS, et al. Combining Donor-derived Cell-free DNA Fraction and Quantity to Detect Kidney Transplant Rejection Using Molecular Diagnoses and Histology as Confirmation. Transplantation. 2022;106(12): 2435-2442.
3. Bunnapradist S, Homkrailas P, Ahmed E, Fehringer G, Billings P, Tabriziani H. Using both the Fraction and Quantity of Donor-Derived Cell-Free DNA to Detect Kidney Allograft Rejection. J. Am. Soc. Nephrol. 2021;32(10), 2439-2441.
4. Bromberg J, Bunnapradist S, Samaniego-Picota Milagros, et al. Elevation of Donor-derived Cell-free DNA Before Biopsy-proven Rejection in Kidney Transplant. Transplantation. 2024.

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Not for reproduction or further distribution. 13 Planned readout of the randomized phase III ALTAIR trial in CRC Surpassed 190 events Major industry conference First readout Submit for publication Announce top - line results Expected data presentation Enables statistical analysis of study read - out April 2024 Q3 2024 Q3 - Q4, 2024 By year - end, 2024 Trial designed to provide clear and compelling evidence of treatment on molecular recurrence

Circulate France: randomized phase III trial investigating Signatera-guided adjuvant treatment in CRC

Signatera™
Residual disease test (MRD)

~44k people in France diagnosed with CRC annually[1]

- Prospective randomized phase III trial.
- Evaluating benefit of adjuvant therapy with ctDNA detected after surgery.
- Primary endpoint: 3-year DFS; secondary endpoints: TTR, DFS and OS.
- Initial readout expected in 2025.

Trial Schema (N= 2,130; low risk, stage II CRC)

- **Signatera(-)**
  - Observation
  - Observation
- **Signatera(+)**
  - Surveillance
  - Chemo

1. Taïeb J, Benhaim L, Laurent Puig P, et al. "Decision for adjuvant treatment in stage II colon cancer based on circulating tumor DNA:The CIRCULATE-PRODIGE 70 trial". Dig Liver Dis. 2020;52(7):730-733. Epub 2020.

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Not for reproduction or further distribution. 15 Surveillance analysis from IMvigor011 bladder cancer study Increasing confidence that Signatera MRD - negative patients can be spared treatment Study details Key Findings • Global, double - blind, randomized phase III trial. • Evaluated clinical outcomes in 171 high - risk muscle invasive bladder cancer patients who remained serially Signatera ( - ) during the surveillance window. Disease - Free Survival 92% 88% 100% 98% 12 months 18 months Follow up Overall Survival

Signatera™
Residual disease test (MRD)

Expanding data leadership in women's cancers

Clinical validation in uterine cancer (UC)

- Newly published paper in UC.
- Real-world study[1] of 267 samples from 101 patients.
- Shows that Signatera status is strongly associated with recurrence free survival.


100
50
0
Recurrence-free Survival
Signatera(-)
HR=15.5
Signatera(+)
0
5
10
15
20
Time since surgery (months)

Clinical validation in breast cancer

- Newly published paper[2] on expanded EBLIS study.
- 156 patients, 1136 timepoints, across all subtypes, up to 12 years of follow up.
- Shows validity of extended surveillance with Signatera in high-risk breast cancer.

53X

risk of death for Signatera(+) patients compared to patients who serially tested negative (HR= 53.69)

1. Recio F et al. Gynecol Oncol. 2024; 182: 63-69 doi: https://doi.org/10.1016/j.ygyno.2023.12.025
2. Shaw JA, Page K, Wren E, et al. Serial Postoperative Circulating Tumor DNA Assessment Has Strong Prognostic Value During Long-Term Follow-Up in Patients With Breast Cancer. JCO Precis Oncol. 2024;8:e2300456.

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Not for reproduction or further distribution. FY24 Q1 financial overview 17 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of March 31, 2024. ($ in millions, except for per share data) Balance sheet Mar 31, 2024 Dec 31, 2023 Change Y/Y Cash & investments 1 $882.9 $879.0 $3.9 UBS line of credit $80.4 $80.4 $ — Convertible senior notes 2 $283.3 $282.9 $0.4 FY24 Q1 FY23 Q1 Change Y/Y Product revenues $364.7 $237.8 $126.9 Licensing and other revenues $3.0 $4.0 ($1.0) Total revenues $367.7 $241.8 $125.9 Gross margin% 56.7% 38.7% 1800 bps R&D $88.6 $82.3 $6.3 SG&A $194.3 $149.6 $44.7 Net loss per diluted share ($0.56) ($1.23) $0.67

Not for reproduction or further distribution. Guide ($ millions) Original Current Key drivers Revenue $ 1,320 – $1, 350 $ 1,420 – $1, 450 Continued volume growth, conservative ASPs, strong oncology contribution. Gross margin % 50% – 53% 53% – 55 % Holding ASPs steady at Q1 levels. Focused on continued improvement. SG&A $ 630 – $ 650 $ 700 – $ 750 Foot on the gas: adding Signatera reps on the back of success. R&D $325 – $345 $ 350 – $ 375 Accelerating selected engineering investments to drive growth. Cash flow ($ 75) – ($ 50) ( $25) - $25 Now centering full year guide at CF breakeven. 18 Raising 2024 annual guidance

Not for reproduction or further distribution. 19 Executing on plan: flashback to Q1’22 earnings call Exact slide from Natera’s Q1’22 earnings presentation

Not for reproduction or further distribution. 20 Upside potential with future catalysts in 2024 Potential Catalysts Continued execution on ASPs, COGS, volumes Guideline inclusion of women’s health products ALTAIR top - line results in Q3 Additional MolDx coverage for Signatera Potential uplift from biomarker states Product launches in women’s health and oncology

©202 4 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution. ® 21